UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 25, 2005

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia		30309
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure.

The following information is being furnished under Regulation FD.  On August 11, 2005, Equifax Inc. (“Equifax”) released the following information via e-mail to certain analysts and other investors.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 25, 2005, Allco Equity Partners Limited announced that it has acquired a 17% equity interest in Baycorp Advantage Limited (“Baycorp”), an Australian debt management and credit services company, and intends to seek control of Baycorp. Equifax has not and is not engaged in any negotiations or discussions with Allco, Baycorp, or other related parties with respect to an investment in or acquisition of Baycorp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Jeffrey L. Dodge
Name:	Jeffrey L. Dodge
Title:	Corporate Vice President, Investor Relations

Date: August 11, 2005